April 28, 2006

Supplement

SUPPLEMENT DATED APRIL 28, 2006 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY LIMITED DURATION FUND
Dated August 29,  2005

The disclosure in the Fund’s Statement of Additional Information in the section entitled ‘‘V. Investment Advisory and Other Services, J. Revenue Sharing,’’ is hereby deleted and replaced with the following:

J. Revenue Sharing

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other Financial Intermediaries (‘‘Intermediaries’’) in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution related or transfer agency/shareholder servicing fees that may be payable by the Fund or by the distributor. The additional payments may be based on current assets, gross sales, the Fund's advisory fee or other measures as determined from time to time by the Investment Adviser or the Distributor.

These payments currently include the following amounts which are paid to Financial Advisors and Intermediaries or their salespersons in accordance with the applicable compensation structure:

(1) On sales of the Fund, an amount equal to 0.35% of the value of shares of the Fund held in Morgan Stanley DW’s or the Intermediaries’ account.

(2) On sales (except purchases through 401(k) platforms) through Morgan Stanley DW’s Mutual Fund Network:

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An amount up to 0.11% of gross sales of Fund shares; and

•

For those shares purchased beginning January 1, 2001, an annual fee in an amount up to 0.03% of the value of such Fund shares held for a one-year period or more.

(3) An amount equal to 0.20% on the value of shares sold through 401(k) platforms.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.